



                                                                        THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                          CONSOLIDATING STATEMENT OF INCOME
                                                                         FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                    (in thousands)


                                                               The Union Light,                The West
                                               The Cincinnati Gas   Heat and   Lawrenceburg Harrison Gas and  Miami      Tri-State
                                             & Electric Company Power Company  Gas Company  Electric CompanyPower Co.Improvement Co
                                              -------------------------------------------------------------------------------------
OPERATING REVENUES
Electric
Non-affiliated companies ........................  $ 1,267,388   $   190,908   $      --     $       540   $      --    $      --
Affiliated companies ............................      188,330          --            --            --              39         --
Gas
Non-affiliated companies ........................      389,830        76,511         7,619          --            --           --
Affiliated companies ............................        1,204           357            14          --            --           --
                                                   -----------   -----------   -----------   -----------   -----------  -----------
                                                     1,846,752       267,768         7,633           540            39         --

OPERATING EXPENSES
Fuel used in electric production ................      348,923           273          --               1          --           --
Gas purchased ...................................      204,680        41,185         3,976          --            --           --
Purchased and exchanged power
Non-affiliated companies ........................       46,333          --            --            --            --           --
Affiliated companies ............................       21,921       143,566          --             363          --           --
Other operation .................................      300,086        30,934         1,229            55            16         --
Maintenance .....................................       91,034         4,997           162            11             1         --
Depreciation ....................................      148,501        11,909           417            19             1         --
Amortization of phase-in deferrals ..............       13,598          --            --            --            --           --
Post-in-service deferred operating
expenses - net ..................................        3,290          --            --            --            --           --
Income taxes ....................................      134,692         9,834           515            30             6         --
Taxes other than income taxes ...................      203,533         4,036           292            12             6         --
                                                   -----------   -----------   -----------   -----------   -----------  -----------
                                                     1,516,591       246,734         6,591           491            30         --

OPERATING INCOME ................................      330,161        21,034         1,042            49             9         --

OTHER INCOME AND EXPENSES - NET
Allowance for equity funds used
during construction .............................        1,233            (8)         --            --            --           --
Phase-in deferred return ........................        8,372          --            --            --            --           --
Equity in earnings of subsidiaries ..............       15,859          --            --            --            --           --
Income taxes ....................................        9,680          (352)           13             2          --           (205)
Other - net .....................................      (18,465)       (1,417)          (27)           (2)         --            981
                                                   -----------   -----------   -----------   -----------   -----------  -----------
                                                        16,679        (1,777)          (14)         --            --            776

INCOME BEFORE INTEREST ..........................      346,840        19,257         1,028            49             9          776

INTEREST
Interest on long-term debt ......................      119,479         4,016           121          --            --           --
Other interest ..................................        2,548           703            73             3          --          1,832
Allowance for borrowed funds used
during construction .............................       (2,367)          (58)           (3)         --            --         (1,431)
                                                   -----------   -----------   -----------   -----------   -----------  -----------
                                                       119,660         4,661           191             3          --            401

NET INCOME ......................................      227,180        14,596           837            46             9          375

PREFERRED DIVIDEND REQUIREMENT ..................       10,643          --            --            --            --           --

COSTS OF REACQUISITION OF PREFERRED STOCK .......       18,391          --            --            --            --           --
                                                   -----------   -----------   -----------   -----------   -----------  -----------

INCOME APPLICABLE TO COMMON STOCK ...............  $   198,146   $    14,596   $       837   $        46   $         9  $       375



                                                                        THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                          CONSOLIDATING STATEMENT OF INCOME (Continued)
                                                                         FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                    (in thousands)


                                                                                                                     Consolidated
                                                                               KO                                The Cincinnati Gas
                                                                         Transmission Co.       Eliminations     & Electric Company
                                                                         ---------------------------------------------------
OPERATING REVENUES
Electric
Non-affiliated companies ......................................           $      --              $      --              $ 1,458,828
Affiliated companies ..........................................                  --                 (145,189)                43,180
Gas
Non-affiliated companies ......................................                    40                     34                474,034
Affiliated companies ..........................................                   533                 (2,101)                     7
                                                                          -----------            -----------            -----------
                                                                                  573               (147,256)             1,976,049

OPERATING EXPENSES
Fuel used in electric production ..............................                  --                     --                  349,197
Gas purchased .................................................                  --                     (725)               249,116
Purchased and exchanged power
Non-affiliated companies ......................................                  --                     --                   46,333
Affiliated companies ..........................................                  --                 (143,929)                21,921
Other operation ...............................................                   274                 (2,425)               330,169
Maintenance ...................................................                  --                     --                   96,205
Depreciation ..................................................                   104                   --                  160,951
Amortization of phase-in deferrals ............................                  --                     --                   13,598
Post-in-service deferred operating
expenses - net ................................................                  --                     --                    3,290
Income taxes ..................................................                    68                    (70)               145,075
Taxes other than income taxes .................................                    25                   --                  207,904
                                                                          -----------            -----------            -----------
                                                                                  471               (147,149)             1,623,759

OPERATING INCOME ..............................................                   102                   (107)               352,290

OTHER INCOME AND EXPENSES - NET
Allowance for equity funds used
during construction ...........................................                  --                     --                    1,225
Phase-in deferred return ......................................                  --                     --                    8,372
Equity in earnings of subsidiaries ............................                  --                  (15,859)                  --
Income taxes ..................................................                     2                     (1)                 9,139
Other - net ...................................................                  --                   (2,366)               (21,296)
                                                                          -----------            -----------            -----------
                                                                                    2                (18,226)                (2,560)

INCOME BEFORE INTEREST ........................................                   104                (18,333)               349,730

INTEREST
Interest on long-term debt ....................................                  --                     --                  123,616
Other interest ................................................                  --                   (2,366)                 2,793
Allowance for borrowed funds used
during construction ...........................................                  --                     --                   (3,859)
                                                                          -----------            -----------            -----------
                                                                                 --                   (2,366)               122,550

NET INCOME ....................................................                   104                (15,967)               227,180

PREFERRED DIVIDEND REQUIREMENT ................................                  --                     --                   10,643

COSTS OF REACQUISITION OF PREFERRED STOCK .....................                  --                     --                   18,391
                                                                          -----------            -----------            -----------

INCOME APPLICABLE TO COMMON STOCK .............................           $       104            $   (15,967)           $   198,146




                      THE CINCINNATI GAS & ELECTRIC COMPANY
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1996

                                 (in thousands)



                                                                            The Union Light,                The West
                                                          The Cincinnati Gas    Heat and   Lawrenceburg  Harrison Gas and   Miami
                                                        & Electric Company   Power Company Gas Company  Electric Company Power Corp.
                                                        ----------------------------------------------------------------------------
ASSETS
UTILITY PLANT - ORIGINAL COST
In service
Electric ................................................     $4,435,403     $  195,053     $     --       $      585     $      564
Gas .....................................................        543,023        148,203         14,570           --             --
Common ..................................................        165,970         19,285           --             --             --
                                                              ----------     ----------     ----------     ----------     ----------
                                                               5,144,396        362,541         14,570            585            564
Accumulated depreciation ................................      1,734,649        122,310          4,026            189            555
                                                              ----------     ----------     ----------     ----------     ----------
                                                               3,409,747        240,231         10,544            396              9

Construction work in progress ...........................         86,802          9,050            132           --             --
                                                              ----------     ----------     ----------     ----------     ----------
Total utility plant .....................................      3,496,549        249,281         10,676            396              9

CURRENT ASSETS
Cash and temporary cash investments .....................          3,692          1,197            153             11             67
Restricted deposits .....................................          1,171           --             --             --             --
Notes receivable from affiliated companies ..............         63,722            100           --             --             --
Accounts receivable - net ...............................        101,389         12,763          1,843             75           --
Accounts receivable from affiliated companies ...........         16,977            620           --                4              1
Materials, supplies, and fuel - at average cost
Fuel for use in electric production .....................         29,865           --             --             --             --
Gas stored for current use ..............................         26,586          6,351             14           --             --
Other materials and supplies ............................         51,307            716           --             --             --
Prepayments and other ...................................         32,043            370             12              8           --
                                                              ----------     ----------     ----------     ----------     ----------
                                                                 447,732         24,717          2,022             98             68

OTHER ASSETS
Regulatory assets
Amounts due from customers - income taxes ...............        344,115           --             --               11           --
Post-in-service carrying costs and
deferred operating expenses .............................        141,492           --             --             --             --
Phase-in deferred return and depreciation ...............         95,163           --             --             --             --
Deferred demand-side management costs ...................         33,534           --             --             --             --
Deferred merger costs ...................................         12,296          5,218            195           --             --
Unamortized costs of reacquiring debt ...................         34,675          3,764           --             --             --
Other ...................................................         17,188          2,357           --             --             --
Investment in subsidiaries ..............................        157,479           --             --             --             --
Other ...................................................         51,914          5,146            973              9           --
                                                              ----------     ----------     ----------     ----------     ----------
                                                                 887,856         16,485          1,168             20           --

                                                              $4,832,137     $  290,483     $   13,866     $      514     $       77






                      THE CINCINNATI GAS & ELECTRIC COMPANY
                     CONSOLIDATING BALANCE SHEET (Continued)
                                DECEMBER 31, 1996

                                 (in thousands)




                                                                   Tri-State             KO                       The Cincinnati Gas
                                                                 Improvement Co.   Transmission Co.  Eliminations & Electric Company
                                                                 ------------------------------------------------------------------
ASSETS
UTILITY PLANT - ORIGINAL COST
In service
Electric .....................................................      $      --        $      --         $      --         $ 4,631,605
Gas ..........................................................             --              8,033              --             713,829
Common .......................................................             --               --                --             185,255
                                                                    -----------      -----------       -----------       -----------
                                                                           --              8,033              --           5,530,689
Accumulated depreciation .....................................             --              6,850              --           1,868,579
                                                                    -----------      -----------       -----------       -----------
                                                                           --              1,183              --           3,662,110

Construction work in progress ................................             --               --                --              95,984
                                                                    -----------      -----------       -----------       -----------
Total utility plant ..........................................             --              1,183              --           3,758,094

CURRENT ASSETS
Cash and temporary cash investments ..........................             --               --                --               5,120
Restricted deposits ..........................................             --               --                --               1,171
Notes receivable from affiliated companies ...................             --               --             (32,082)           31,740
Accounts receivable - net ....................................            1,790               18                34           117,912
Accounts receivable from affiliated companies ................              956             --             (16,105)            2,453
Materials, supplies, and fuel - at average cost
Fuel for use in electric production ..........................             --               --                --              29,865
Gas stored for current use ...................................             --               --                --              32,951
Other materials and supplies .................................             --               --                --              52,023
Property taxes applicable to subsequent year .................             --               --                --             123,580
Prepayments and other ........................................             --               --                --              32,433
                                                                    -----------      -----------       -----------       -----------
                                                                          2,746               18           (48,153)          429,248

OTHER ASSETS
Regulatory assets
Amounts due from customers - income taxes ....................             --               --                --             344,126
Post-in-service carrying costs and
deferred operating expenses ..................................             --               --                --             141,492
Phase-in deferred return and depreciation ....................             --               --                --              95,163
Deferred demand-side management costs ........................             --               --                --              33,534
Deferred merger costs ........................................             --               --                --              17,709
Unamortized costs of reacquiring debt ........................             --               --                --              38,439
Other ........................................................             --               --                --              19,545
Investment in subsidiaries ...................................             --               --            (157,479)             --
Other ........................................................           31,475              469               (78)           89,908
                                                                    -----------      -----------       -----------       -----------
                                                                         31,475              469          (157,557)          779,916

                                                                    $    34,221      $     1,670       $  (205,710)      $ 4,967,258






                      THE CINCINNATI GAS & ELECTRIC COMPANY
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1996

                             (dollars in thousands)



                                                              The Union Light,               The West
                                              The Cincinnati Gas Heat and    Lawrenceburg  Harrison Gas and  Miami      Tri-State
                                              & Electric CompaPower Company  Gas Company  Electric CompanyPower Corp.Improvement Co.
                                              --------------------------------------------------------------------------------------
CAPITALIZATION AND LIABILITIES
COMMON STOCK EQUITY
  Common stock - $8.50 par value; authorized
    shares - 120,000,000; outstanding shares
    - 89,663,086                               $     762,136     $       -     $       -     $         -      $    -     $      -
  Common stock of subsidiaries                            -          8,780           539              20           1           25
  Paid-in capital                                    536,276        18,839             -               -           -            -
  Retained earnings                                  247,403        92,484          5,943             297         (6)          429
                                              --------------  -------------  ------------  --------------  ----------  -----------
          Total common stock equity                1,545,815       120,103          6,482             317         (5)          454

CUMULATIVE PREFERRED STOCK
  Not subject to mandatory redemption                 21,146             -             -               -           -            -

LONG-TERM DEBT                                     1,519,291        44,617          1,200              -           -        29,691
                                              --------------  -------------  ------------  --------------  ----------  -----------
          Total capitalization                     3,086,252       164,720          7,682             317         (5)       30,145

CURRENT LIABILITIES
  Long-term debt due within one year                 130,000             -             -               -           -            -
  Notes payable                                       30,488             -             -               -           -            -
  Notes payable to affiliated companies                  103        30,649          1,433              -           -            -
  Accounts payable                                   152,534        12,018            998              28          -           301
  Accounts payable to affiliated companies            10,585        16,771            315              48         75            -
  Accrued taxes                                      265,810         1,014            315               8          2           710
  Accrued interest                                    29,251         1,284             33               2          -            -
  Other                                               26,775         5,248            160               8          -            -
                                              --------------  -------------  ------------  --------------  ----------  -----------
                                                     645,546        66,984          3,254              94         77         1,011

OTHER LIABILITIES
  Deferred income taxes                              729,029        33,463          1,513              73        (32)        3,054
  Unamortized investment tax credits                 118,153         4,797            222              12          1            -
  Accrued pension and other postretirement
      benefit costs                                  151,788        12,983            493              14          4            -
  Other                                              101,369         7,536            702               4         32            11
                                              --------------  -------------  ------------  --------------  ----------  -----------
                                                   1,100,339        58,779          2,930             103          5         3,065

                                               $   4,832,137   $   290,483    $    13,866   $         514   $     77    $   34,221




                      THE CINCINNATI GAS & ELECTRIC COMPANY
                     CONSOLIDATING BALANCE SHEET (Continued)
                                DECEMBER 31, 1996

                             (dollars in thousands)



                                                                                                                      Consolidated
                                                                                    KO                            The Cincinnati Gas
                                                                              Transmission Co.     Eliminations   & Electric Company
                                                                              -----------------------------------------------
CAPITALIZATION AND LIABILITIES
COMMON STOCK EQUITY
Common stock - $8.50 par value; authorized shares -
120,000,000; outstanding shares - 89,663,086 .........................         $      --            $      --            $   762,136
Common stock of subsidiaries .........................................                --                 (9,365)                --
Paid-in capital ......................................................                 515              (19,354)             536,276
Retained earnings ....................................................                  29              (99,176)             247,403
                                                                               -----------          -----------          -----------
Total common stock equity ............................................                 544             (127,895)           1,545,815

CUMULATIVE PREFERRED STOCK
Not subject to mandatory redemption ..................................                --                   --                 21,146

LONG-TERM DEBT .......................................................                --                (29,691)           1,565,108
                                                                               -----------          -----------          -----------
Total capitalization .................................................                 544             (157,586)           3,132,069

CURRENT LIABILITIES
Long-term debt due within one year ...................................                --                   --                130,000
Notes payable ........................................................                --                   --                 30,488
Notes payable to affiliated companies ................................                --                (32,082)                 103
Accounts payable .....................................................                  53                  132              166,064
Accounts payable to affiliated companies .............................               1,038              (16,106)              12,726
Accrued taxes ........................................................                  50                  (68)             267,841
Accrued interest .....................................................                --                   --                 30,570
Other ................................................................                --                   --                 32,191
                                                                               -----------          -----------          -----------
                                                                                     1,141              (48,124)             669,983

OTHER LIABILITIES
Deferred income taxes ................................................                 (15)                --                767,085
Unamortized investment tax credits ...................................                --                   --                123,185
Accrued pension and other postretirement
benefit costs ........................................................                --                   --                165,282
Other ................................................................                --                   --                109,654
                                                                               -----------          -----------          -----------
                                                                                       (15)                --              1,165,206

                                                                               $     1,670          $  (205,710)         $ 4,967,258


                      THE CINCINNATI GAS & ELECTRIC COMPANY
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY


                                 (in thousands)


                                                           The Union                        The West
                                       The Cincinnati     Light, Heat                    Harrison Gas                    Tri-State
                                       Gas & Electric     and Power      Lawrenceburg    and Electric       Miami       Improvement
                                          Company          Company       Gas Company       Company       Power Corp.        Co.
                                     -----------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 1995 .........    $ 1,528,463     $   110,482     $     5,645    $       291     $        16     $        79

Paid-in capital ......................            (32)           --              --             --              --              --
Capital contribution from
parent company .......................        197,207            --              --             --              --              --
Retained earnings
Net income ...........................        227,180          14,596             837             46               9             375
Dividends on preferred stock .........        (10,643)           --              --             --              --              --
Dividends on common stock ............       (377,969)         (4,975)           --              (20)            (30)           --
Costs of reacquisition of
preferred stock ......................        (18,391)           --              --             --              --              --
Other ................................           --              --              --             --              --              --
                                          -----------     -----------     -----------    -----------     -----------     -----------

BALANCE AT DECEMBER 31, 1996 .........    $ 1,545,815     $   120,103     $     6,482    $       317     $        (5)    $       454



                      THE CINCINNATI GAS & ELECTRIC COMPANY
                                                               CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (Continued)


                                 (in thousands)


                                                                                                                       Consolidated
                                                                             KO                                      The Cincinnati
                                                                         Transmission                                 Gas & Electric
                                                                             Co.              Eliminations              Company
                                                                      --------------------------------------------------------------
BALANCE AT DECEMBER 31, 1995 ............................             $      --                $  (116,513)             $ 1,528,463

Paid-in capital .........................................                    --                       --                        (32)
Capital contribution from
parent company ..........................................                     515                     (515)                 197,207
Retained earnings
Net income ..............................................                     104                  (15,967)                 227,180
Dividends on preferred stock ............................                    --                       --                    (10,643)
Dividends on common stock ...............................                     (75)                   5,100                 (377,969)
Costs of reacquisition of
preferred stock .........................................                    --                       --                    (18,391)
Other ...................................................                    --                       --                       --
                                                                      -----------              -----------              -----------

BALANCE AT DECEMBER 31, 1996 ............................             $       544              $  (127,895)             $ 1,545,815




                      THE CINCINNATI GAS & ELECTRIC COMPANY
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                 (in thousands)
                                                                           The Union                        The West
                                                        The Cincinnati     Light, Heat                    Harrison Gas
                                                        Gas & Electric     and Power     Lawrenceburg    and Electric     Miami
                                                            Company        Company       Gas Company        Company    Power Corp.
                                                  -------------------------------------------------------------------------------
Operating Activities
Net income ..............................................     $ 227,180      $  14,596      $     837      $      46      $       9
Items providing (using) cash currently:
Depreciation ............................................       148,501         11,909            417             19              1
Deferred income taxes and investment tax
credits - net ...........................................         7,967          9,857            591              4           --
Allowance for equity funds used during
construction ............................................        (1,233)             8           --             --             --
Regulatory assets - net .................................        36,342         (1,500)           (81)          --             --
Changes in current assets and current
liabilities
Restricted deposits .....................................           (27)          --             --             --             --
Accounts and notes receivable, net of
reserves on receivables sold ............................       128,541         20,758           (385)            (4)             2
Materials, supplies, and fuel ...........................         3,776         (1,339)          --             --             --
Accounts payable ........................................        24,403         (4,690)        (1,349)           (17)            60
Accrued taxes and interest ..............................        17,472         (1,244)           388              6             (2)
Other items - net .......................................        36,582         (6,804)        (1,334)           (16)            (1)
                                                              ---------      ---------      ---------      ---------      ---------
Net cash provided by (used in)
operating activities ....................................       629,504         41,551           (916)            38             69

Financing Activities
Issuance of long-term debt ..............................          --             --             --             --             --
Retirement of preferred stock of subsidiaries ...........          --             --             --             --             --
Redemption of long-term debt ............................      (136,500)       (26,083)          --             --             --
Change in short-term debt ...............................        30,591          7,606          1,433           --             --
Dividends on preferred stock ............................       (10,643)          --             --             --             --
Dividends on common stock ...............................      (377,969)        (4,975)          --              (20)           (30)
Borrowing and repayment to finance acquisition ..........          --             --             --             --             --
Capital donation from parent company ....................          --             --             --             --             --
                                                              ---------      ---------      ---------      ---------      ---------
Net cash provided by (used in)
financing activities ....................................      (494,521)       (23,452)         1,433            (20)           (30)

Investing Activities
Construction expenditures (less allowance
for equity funds used during construction) ..............      (121,316)       (18,652)          (680)           (32)          --
Deferred demand-side management costs - net .............       (14,376)          --             --             --             --
                                                              ---------      ---------      ---------      ---------      ---------

Net cash used in investing activities ...................      (135,692)       (18,652)          (680)           (32)          --

Net increase (decrease) in cash and
temporary cash investments ..............................          (709)          (553)          (163)           (14)            39

Cash and temporary cash investments at
beginning of period .....................................         4,401          1,750            316             25             28
                                                              ---------      ---------      ---------      ---------      ---------

Cash and temporary cash investments at
end of period ...........................................     $   3,692      $   1,197      $     153      $      11      $      67

                                                               THE CINCINNATI GAS & ELECTRIC COMPANY
                                                                         CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                 (in thousands)

                                                                                                                        Consolidated
                                                                                                                      The Cincinnati
                                                                          Tri-State             KO                    Gas & Electric
                                                                        Improvement Co    Transmission Co  Eliminations  Company
                                                                        ------------------------------------------------------------
Operating Activities
Net income .........................................................      $     375       $     104       ($ 15,967)      $ 227,180
Items providing (using) cash currently:
Depreciation .......................................................           --               104            --           160,951
Deferred income taxes and investment tax
credits - net ......................................................            525             (15)           --            18,929
Allowance for equity funds used during
construction .......................................................           --              --              --            (1,225)
Regulatory assets - net ............................................           --              --              --            34,761
Changes in current assets and current
liabilities
Restricted deposits ................................................           --              --              --               (27)
Accounts and notes receivable, net of
reserves on receivables sold .......................................          1,292)            (18)          8,580         156,182
Materials, supplies, and fuel ......................................           --              --              --             2,437
Accounts payable ...................................................           (467)           --             1,647          19,587
Accrued taxes and interest .........................................            321            --               (18)         16,923
Other items - net ..................................................          2,967              29           8,420          39,843
                                                                          ---------       ---------       ---------       ---------
Net cash provided by (used in)
operating activities ...............................................          2,429             204           2,662         675,541

Financing Activities
Issuance of long-term debt .........................................           --              --              --              --
Retirement of preferred stock of subsidiaries ......................           --              --              --              --
Redemption of long-term debt .......................................           --              --              --          (162,583)
Change in short-term debt ..........................................           --              --            (9,039)         30,591
Dividends on preferred stock .......................................           --              --              --           (10,643)
Dividends on common stock ..........................................           --               (75)          5,100        (377,969)
Borrowing and repayment to finance acquisition - ...................            651            (651)           --
Capital donation from parent company ...............................           --               515            (515)           --
                                                                          ---------       ---------       ---------       ---------
Net cash provided by (used in)
financing activities ...............................................           --             1,091          (5,105)       (520,604)

Investing Activities
Construction expenditures (less allowance
for equity funds used during construction)         .................         (1,295)          2,443        (142,053)
Deferred demand-side management costs - net ........................           --              --              --           (14,376)
                                                                          ---------       ---------       ---------       ---------

Net cash used in investing activities        .......................         (1,295)          2,443        (156,429)

Net increase (decrease) in cash and
temporary cash investments .........................................            (92)           --              --            (1,492)

Cash and temporary cash investments at
beginning of period ................................................             92            --              --             6,612
                                                                          ---------       ---------       ---------       ---------

Cash and temporary cash investments at
end of period ......................................................      $    --         $    --         $    --         $   5,120

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